UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2016

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Accuray Incorporated 2016 Equity Incentive Plan

On August 24, 2016, the Board of Directors (the “Board”) of Accuray Incorporated (the “Company”) approved the Accuray Incorporated 2016 Equity Incentive Plan (the “2016 Plan”), subject to approval of the 2016 Plan by the Company’s stockholders at the Company’s 2016 Annual Meeting of Stockholders held on November 17, 2016 (the “Annual Meeting”).  At the Annual Meeting, the stockholders approved the 2016 Plan.  Upon stockholder approval of the 2016 Plan, the Company ceased granting awards under the Company’s 2007 Incentive Award Plan (the “2007 Plan”).

The 2016 Plan, which is administered by the Compensation Committee of the Board of Directors, allows for the award of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance units, and other awards to the Company’s non-employee directors and to employees and consultants of the Company and any parent, subsidiary, or affiliate corporation of the Company.  The number of shares of our common stock reserved for issuance under the 2016 Plan is equal to the sum of (i) 4,000,000 shares, (ii) the shares of our common stock that were reserved but not issued pursuant to any awards granted under the 2007 Plan as of November 17, 2016, and (iii) any shares of our common stock subject to outstanding stock options, restricted stock units, performance shares, performance units, or similar awards that were previously granted under the 2007 Plan that, on or after November 17, 2016, expire or otherwise terminate without having been exercised in full, or that are forfeited to or repurchased by us, with the maximum number of shares of our common stock to be added from the 2007 Plan equal to 10,084,101 shares.

The above description of certain terms and conditions of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan and form of award agreements thereunder, which are filed as Exhibit 10.1 to this Form 8-K and are incorporated herein by reference.

Approval of the Amended and Restated 2007 Employee Stock Purchase Plan

On August 24, 2016, the Board approved an amendment and restatement of the Company’s 2007 Employee Stock Purchase Plan (the “Amended ESPP”), subject to approval of the Amended ESPP by the Company’s stockholders at the Annual Meeting.  At the Annual Meeting, the stockholders approved the Amended ESPP.

The Amended ESPP provides eligible employees with an opportunity to purchase shares of our common stock through contributions, generally through payroll deductions, of up to 10% of an eligible employee’s compensation. The purchase price per share of our common stock generally will be equal to 85% of the fair market value of a share of our common stock on the first trading day of the applicable offering period or, if lower, 85% of the fair market value of a share of our common stock on the last trading day of the applicable purchase period.  The fair market value of a share of our common stock on any date generally will equal the closing sales price of a share on The NASDAQ Stock Market for such date.  Subject to certain adjustments set forth in the Amended ESPP, the total number of shares of our common stock reserved for issuance under the Amended ESPP is 7,263,101 shares, which includes an increase of 1,000,000 shares approved by the stockholders at the Annual Meeting.  The Amended ESPP was effective as of the offering period commencing on December 1, 2016.

The above description of certain terms and conditions of the Amended ESPP is qualified in its entirety by reference to the full text of the Amended ESPP, which is filed as Appendix B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 7, 2016 and is incorporated herein by reference.

Grant of Equity Awards to Named Executive Officers

On November 30, 2016, the Company granted stock option, restricted stock unit, and performance unit awards under the 2016 Plan to our named executive officers as follows:

Executive Officer	Title	Number of Shares Subject to Options	Number of Shares Subject to Restricted Stock Units	Target Number of Shares Subject to Performance Units
Joshua H. Levine	President and Chief Executive Officer	306,900	122,800	245,500
Kelly Londy	Executive Vice President, Chief Operating Officer	110,200	44,100	88,200
Kevin Waters	Senior Vice President, Chief Financial Officer	95,500	38,200	76,400
Alaleh Nouri	Senior Vice President, General Counsel and Corporate Secretary	53,900	21,600	43,100

Each option grant in the table above has an exercise price of $5.05 per share, which was the closing price of the Company’s common stock quoted on the NASDAQ Stock Market on November 30, 2016, the date of grant.  Each option grant in the table above vests as follows:  twenty-five percent (25%) of the aggregate number of shares subject to the option will vest on November 30, 2017 and 1/48th of the aggregate number of shares subject to the option will vest on the corresponding day of each month thereafter, subject to the grantee continuing to be a service provider to the Company through each such date.

Each restricted stock unit award in the table above vests as follows:  twenty-five percent (25%) of the aggregate number of shares subject to the award will vest on the first, second, third and fourth anniversary of November 30, 2016, subject to the grantee continuing to be a service provider to the Company through each such date.

Each performance unit award in the table above incorporates the terms of the Company’s 2017 Market Stock Unit Program, which was approved by the Board on November 30, 2016 (the “FY17 MSU Program”).  The FY17 MSU Program consists of two performance periods.  The first performance period begins on November 1, 2016 and ends on October 31, 2018.  The second performance period begins on November 1, 2016 and ends on October 31, 2019.  The number of performance units subject to an award granted under the FY17 MSU Program are allocated equally between the two performance periods.  The Company’s total stockholder return (“TSR”) during a performance period must be equal to the TSR of the Russell 2000 Index for the same period in order for the target number of performance units allocated to such performance period to be earned.  The actual number of performance units earned will be calculated on a sliding scale based on the Company’s stock price performance above and below the Russell 2000 Index benchmark, up to a maximum of 150% of target.  If the Company’s TSR for a performance period is not positive, then the number of performance units earned for such performance period cannot exceed 100% of target, regardless of whether the Company’s TSR for such period exceeds that of the Russell 2000 Index.

The above description of the equity awards is a summary and is qualified in its entirety by the reference to the full text of the 2016 Plan and the applicable forms of award agreements thereunder, which are filed as Exhibit 10.1 to this Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Accuray Incorporated 2016 Equity Incentive Plan and forms of award agreements thereunder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: December 6, 2016	By:	/s/ Alaleh Nouri
Alaleh Nouri
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Number	Description
10.1	Accuray Incorporated 2016 Equity Incentive Plan and forms of award agreements thereunder